EXHIBIT 10.10
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED MATERIALS ARE INDICATED BY THE FOLLOWING NOTATION: [***].
JOINT TECHNOLOGY DEVELOPMENT AGREEMENT
AMONG POLAR SEMICONDUCTOR, INC.,
SANKEN ELECTRIC COMPANY, LTD.
AND ALLEGRO MICROSYSTEMS, INC.
This joint technology development agreement (this “Agreement”) is an amendment and restatement, effective as of September 13, 2007, of the Agreement originally effective as of February 15, 2006 by and among Polar Semiconductor, Inc., a Delaware corporation (“PSI”), Sanken Electric Company, Ltd. of Japan (“Sanken”) and Allegro MicroSystems, Inc., a Delaware corporation (“Allegro”).
WHEREAS, PSI desires to assist Sanken and Allegro in the joint development of new technology (initially so-called “SG5 technology”), which would be used in the manufacture of products at PSI for Sanken and Allegro; and
WHEREAS, Sanken and Allegro wish to join in such joint development with PSI and each other; and
WHEREAS, the Agreement effective as of February 15, 2006 has been the subject of three addenda, and the parties wish to incorporate such addenda and additional amendments effective September 13, 2007 into a single restated Agreement.
NOW, THEREFORE, in consideration of the rights and responsibilities set forth herein, these three parties agree as follows:
1.	Sanken and Allegro will jointly own the SG5 technology subject to the terms and conditions herein and will each pay the following amounts to PSI, according to the following schedule, for its assistance in developing the SG5 technology:

Monthly Amount
Date	to be Paid by Each Party
April 1, 2006	[***]
May 1, 2006
June 1, 2006	[***]
July 1, 2006	[***]
August 1, 2006	[***]
September 1,2006	[***]
October 1, 2006	[***]
November 1, 2006	[***]
December 1, 2006	[***]
January 1, 2007	[***]
February 1, 2007	[***]
March 1, 2007	[***]
April 1, 2007	[***]
May 1, 2007	[***]
June 1, 2007	[***]
July 1, 2007	[***]
August 1, 2007	[***]
September 1, 2007	[***]
October 1, 2007	[***]
November 1, 2007	[***]
December 1, 2007	[***]

Monthly Amount
Date	to be Paid by Each Party
January 1, 2008	[***]
February 1, 2008	[***]
March 1, 2008	[***]

Total:	[***]

The parties acknowledge that these amounts are considered research and development expenses necessary to develop the SG5 technology and that PSI will incur costs associated with this development beyond the amounts paid by Sanken and Allegro.

The parties will sign addenda containing payment for additional development services provided by PSI for SG5 and derivative technology beyond 3/08.

2.	Any costs in the development of SG5 not covered by the above referenced payments from Sanken and Allegro will be incurred by PSI. PSI’s return on capital invested will come from purchases of products for Sanken and Allegro manufactured by PSI using the SG5 technology.

3.	PSI will retain ownership to any intellectual property it owns before the commencement of any new technology development project with Allegro and Sanken. In addition to other amounts that Sanken and Allegro will pay to PSI pursuant to this Agreement, Sanken and Allegro will each pay to PSI [***] in compensation for a nonexclusive license for a portion of the so-called Polar 35 technology, which will be one of the technologies upon which the SG5 technology will be based. The duration of this license will be for as long as Allegro and/or Sanken use (either directly or by transfer permitted herein) the SG5 technology or any derivative thereof.

4.	Sanken and Allegro on the one-hand and PSI on the other-hand will agree on reasonable prices for the product to be manufactured by PSI using the SG5 technology, which pricing should incorporate the benefits of yield improvements and cost reductions. Sanken and Allegro will each provide good faith quarterly and long-range forecasts of products to be purchased from PSI, and PSI will reserve, and/or install, such capacity for Sanken and Allegro.

5.	PSI will jointly own with Sanken and Allegro the unit processes and process modules for the SG5 technology. Further, as a result of this SG5 technology development, or jointly developed derivatives thereof, or as part of a separate project with Sanken and/or Allegro, PSI may develop, but will not own intellectual property (such as [***]) for certain technology (e.g. [***]). Such intellectual property developed but not owned by PSI may be ported by PSI across technology platforms in a modular way. Therefore, PSI may use all of such intellectual property as part of its manufacturing for others, [***]. Sanken and Allegro shall have the right to access the details of unit processes, process modules and intellectual property referenced in this paragraph. Pursuant to paragraph 6 below, Sanken and Allegro will be restricted from disclosing (except pursuant to the terms of a separate NDA) or selling these items a.) to another Sanken or Allegro subcontractor for manufacture even if only for Sanken or Allegro and b.) to another partner of Sanken or Allegro in connection with the development of future generations of technology.

6.	Sanken’s and Allegro’s right to transfer the SG5 technology developed with PSI will be limited to the following specific situations:
a.	Sanken’s and Allegro’s reasonably projected requirements exceed PSI’s capacity plans and/or allocations to Sanken and Allegro.

b.	Material quality or delivery nonperformance with respect to products using the SG5 technology. (Some reasonable early warning triggers of material nonperformance will be developed.)

c.	An option by Sanken, and/or Allegro, to move to a second source for security of supply, provided that a negotiated volume of substantial production is, and would continue to be, purchased from PSI.

d.	Transfer to a new owner of Sanken or Allegro.
Except d.) above, any such transfer from PSI of the SG5 technology may only be done, pursuant to a strict non-disclosure agreement with respect to the SG5 technology.

7.	Under no circumstances may Sanken or Allegro disclose the SG5 technology to anyone else, except to specific Sanken and Allegro customers in commercial situations for marketing and qualification purposes. Neither Sanken nor Allegro will apply for any patent in any country in connection with the new SG5 technology or derivatives thereof without obtaining the permission of, and only jointly with, the other party. PSI may not disclose the SG5 technology to any third party, except as necessary in connection with the limited rights to use certain elements of the technology, as contained in paragraph #5 above.

8.	Certain simple improvements after the SG5 technology has been qualified should be considered as part of continuous improvement activities, without charge to Sanken or Allegro. Examples of such simple improvements are:
a.)	[***].

b.)	[***].
9.	It remains an open issue as to what, if any, costs associated with the transfer and qualification of SG5 and/or derivative technologies from one wafer size to another or to a new manufacturing site would be allocated to Sanken and Allegro.

10.	Although the parties hereto will refer to the technology being jointly developed hereunder as “SG5”, Sanken may refer to it as “BCD5” in discussions with its customers, potential customers and others and Allegro may refer to it as “ABCD5” in discussions with its customers, potential customers and others.

11.	This Agreement applies only to technology developed jointly among PSI, Sanken and Allegro. Technology developed with PSI, pursuant to request of only Sanken or only Allegro, is outside the scope of this Agreement.

12.	Sanken and Allegro have agreed that the relative future value of this technology to each company is equal.

13.	This Agreement completely replaces any other Agreements among the parties regarding the development of SG5 technology.

14.	Miscellaneous Provisions.
14.1	Entire Agreement. This Agreement, and the attached Exhibits, constitutes the entire understanding between the parties with respect to the development of SG5, superseding the Agreement executed as of February 15, 2006; an Addendum dated August 16, 2006; an Addendum Number 2 executed in 2006; and a Third Addendum executed in 2007.

14.2	Amendments. No amendment or modification of this Agreement shall he effective unless set forth in writing arid signed by a duly authorized representative of each patty.

14.3	Assignment. Neither party shall assign any or all of its rights and obligations under this Agreement without the prior written consent of the other party.

14.4	Waiver. Any failure by a party to exercise or enforce any right under this Agreement shall not be deemed a waiver of such party’s right thereafter to enforce each and every term and condition of this Agreement.

14.5	Force Majeure. The obligations of a party under this Agreement will be suspended during the period and to the extent that such party is prevented or hindered from complying therewith by any cause beyond its reasonable control including (insofar as such cause is beyond such party’s control but without prejudice to the generality of the foregoing expression); strikes, lockouts, labor disputes, act of God, war, riot, civil commotion, malicious damage, compliance with any law or governmental order, rule, regulation or direction, accident, breakdown of plant or machinery, fire, flood or storm. In the event of either party being so hindered or prevented such party will give notice of suspension as soon as reasonably possible to the other party stating the date and extent of such suspension and the cause thereof and the omission to give such notice will forfeit the rights of such party to claim such suspension. Any party whose obligations have been suspended as aforesaid will not be deemed to be in default of its contractual obligations nor will any penalties or damages be payable. Any such party will resume the performance of such obligations as soon as reasonably possible after the removal of the cause and will so notify the other parties. In the event that such cause continues for more than three (3) months either party may terminate this Agreement on fourteen (14) days written notice.

14.6	Language. This Agreement was drafted and executed in the English language.

14.7	Severability. The invalidity or unenforceability of any portion of this Agreement shall not affect the validity or enforceability of the remainder of this Agreement.

14.8	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

14.9	Dispute Resolution. The parties shall make best efforts to try to resolve any and all claims, controversies or difficulties between the parties (“Claims”) by mutual discussions in good faith. Should the parties be unable to reach resolution themselves, Claims shall be finally settled by arbitration held in Minneapolis, Minnesota, pursuant to the Commercial Arbitration Rules of the American Arbitration Association.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first written above.

POLAR SEMICONDUCTOR, INC.
By:	/s/ Yoshihiro Suzuki
Yoshihiro Suzuki, CEO
Date: 9/13/07

SANKEN ELECTRIC COMPANY, LTD.
By:	/s/ Kiyoshi Imaizumi
Kiyoshi Imaizumi, Executive Vice President
Date: 12/20/07

ALLEGRO MICROSYSTEMS, INC.
By:	/s/ Dennis Fitzgerald
Dennis Fitzgerald, CEO
Date: 9/13/07